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                                                                    Exhibit 99.1

INLAND RETAIL REAL ESTATE CORPORATION
2901 Butterfield Road
Oak Brook, IL 60523
888-331-4732  FAX: 630-218-7350


              ENROLLMENT FORM -- DISTRIBUTION REINVESTMENT PROGRAM

To enroll in the Distribution Reinvestment Program, please complete and sign this form and return it to the attention of _________________ at the address shown above.

I.   ACCOUNT REGISTRATION

        Complete either Section A, B, C or D. Please PRINT clearly.

     A. INDIVIDUAL OR JOINT ACCOUNT. (Only enter the Social Security number for the name under which distributions should be reported for tax purposes.)

________________________________________________________________________________
Owner's Name

________________________________________________________  ______________________
Owner's Social Security #                                 Owner's Birthday
(Used for tax reporting)                                  (Month/Day/Year)

________________________________________________________________________________
Joint Owner's Name (if applicable)

________________________________________________________________________________
Joint Owners Social Security Number (if applicable; used for tax reporting)

FOR JOINT ACCOUNTS: Your Distribution Reinvestment Program account will be registered "Joint Tenants with Rights of Survivorship" and not as Tenants in Common unless you check one of the following boxes:

/ / Tenants in Common      / / Tenants by Entirety      / /  Community Property

     B. CUSTODIAL ACCOUNT/GIFT TO A MINOR. (An Enrollment Form is required for each minor.
        There can be only one custodian per account.)

________________________________________________________________________________
Custodian's Name

________________________________________________________________________________
Minor's Name

________________________________    ____________________    ___________________
 Minor's Social Security Number       Minor's Birthday       Custodian's State

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Inland Retail Real Estate Trust, Inc.
2901 Butterfield Road
Oak Brook, IL 60523


                                                   ______________________
                                                   [Date]

Ladies and Gentlemen:

Please be advised that I wish to begin participating in the Distribution Reinvestment Program for Inland Retail Real Estate Trust, Inc. I hereby direct that future cash distributions be used to purchase additional shares in the company through the Distribution Reinvestment Program.

________________________________________________________________________________
SIGNATURE OF REGISTERED OWNER

________________________________________________________________________________
PRINTED NAME OF REGISTERED OWNER

________________________________________________________________________________
SOCIAL SECURITY NUMBER OF REGISTERED OWNER


IF APPLICABLE:

________________________________________________________________________________
SIGNATURE OF REGISTERED CO-OWNER

________________________________________________________________________________
PRINTED NAME OF REGISTERED CO-OWNER

________________________________________________________________________________
SOCIAL SECURITY NUMBER OF REGISTERED CO-OWNER

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